                                                                    Exhibit 10.1

                                                               EXECUTION VERSION


                                 AMENDMENT NO. 7
                         TO SALE AND SERVICING AGREEMENT

                  Amendment No. 7 to the Sale and Servicing Agreement, dated as of December 3, 2004 (this "Amendment"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc. (the "Servicer"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), JPMorgan Chase Bank, as collateral agent (the "Collateral Agent") and JPMorgan Chase Bank, as note purchaser (the "Note Purchaser").

                                    RECITALS

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent are parties to that certain Sale and Servicing Agreement, dated as of September 22, 2003 as amended by Amendment No. 1 to the Sale and Servicing Agreement, dated as of May 12, 2004, Amendment No. 2 to the Sale and Servicing Agreement, dated as of June 25, 2004, Amendment No. 3 to the Sale and Servicing Agreement, dated as of June 30, 2004, Amendment No. 4 to the Sale and Servicing Agreement, dated as of September 16, 2004, Amendment No. 5 to the Sale and Servicing Agreement, dated as of September 30, 2004 and Amendment No. 6 to the Sale and Servicing Agreement, dated as of November 5, 2004 (the "Existing Sale Agreement"; as amended by this Amendment, the "Sale Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in Appendix I to the Sale Agreement.

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Sale Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Sale Agreement.

                  Accordingly, the Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Sale Agreement is hereby amended, as follows: SECTION 1. Definitions. Appendix I of the Existing Sale Agreement is hereby amended by deleting the definitions of "Commitment Term", "Maximum Note Balance" and "Portfolio Composition Criteria" in their entirety and replacing them with the following language:

                  "Commitment Term": That period of time commencing on the date hereof and continuing until the earlier of (i) December 22, 2004, and (ii) the date upon which the Obligations are declared to be, or become, due and payable in full in accordance with Article X or Section 5.02 of the Indenture.

                  "Maximum Note Balance": That period of time (i) commencing on November 26, 2004 until and including December 13, 2004, $60,000,000 and (ii) commencing on December 14, 2004 until and including December 22, 2004, $30,000,000.

                  "Portfolio Composition Criteria": As of any date of determination with respect to any subcategory of Mortgage Loans, the maximum percentage (as measured by the Principal Balance as of such date) of the category set forth opposite such subcategory in the table set forth below that, as of such determination, have been pledged to the Indenture Trustee on behalf of the Note Purchaser under the Indenture and not released pursuant to the provisions thereof, that may be represented by such product category, as set forth below:

-------------------------------------------------------------- -------------------------------------------------------
PRODUCT                                                        MAXIMUM PERCENTAGE, CATEGORY
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans with an LTV in excess of 80%                    50% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans with a credit grade of C                        15% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans with a CLTV in excess of 90%                    10% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans Delinquent in payment more than 30 days and     5% of the Outstanding Note Principal Balance
less than 60 days
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans that are Manufactured Housing Loans with a      3% of the Outstanding Note Principal Balance
Principal Balance up to $150,000
-------------------------------------------------------------- -------------------------------------------------------
Jumbo Mortgage Loans                                           30% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Super Jumbo Mortgage Loans other than on the last three (3)    5% of the Outstanding Note Principal Balance
Business Days and first five (5) Business Days of each month
-------------------------------------------------------------- -------------------------------------------------------
Super Jumbo Mortgage Loans for the last three (3) Business     10% of the Outstanding Note Principal Balance
Days and first five (5) Business Days of each month
-------------------------------------------------------------- -------------------------------------------------------
Jumbo Mortgage Loans and Super Jumbo Mortgage                  30% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Second Lien Mortgage Loans                                     10% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Wet-Ink Mortgage Loans                                         (i) On or before December 21, 2004, 100% of the
                                                               Outstanding Note Principal Balance and (ii) After
                                                               December 21, 2004, 0% of the Outstanding Note
                                                               Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Aged Loans                                                     0% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans secured by non Owner-Occupied Mortgage          8% of the Outstanding Note Principal Balance
Property
-------------------------------------------------------------- -------------------------------------------------------

                  In addition to the foregoing: (a) the maximum weighted average LTV for all adjustable rate Mortgage Loans shall be 85%; (b) the maximum weighted average LTV for all fixed rate Mortgage Loans shall be 83%; and (c) the minimum weighted FICO score of all Mortgage Loans shall be 610.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective on December 3, 2004 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                  2.1 Delivered Documents. On the Amendment Effective Date, the Collateral Agent shall have received the following documents, each of which shall be satisfactory to the Collateral Agent in form and substance:

                  (a) this Amendment, executed and delivered by duly authorized officers of the parties hereto; and

                  (b) such other documents as the Collateral Agent or counsel to the Collateral Agent may reasonably request.

                  2.2 Payment of Fees. On the Amendment Effective Date attorneys' fees shall have been paid to the Note Purchaser's counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $1,000.

                  SECTION 3. Representations and Warranties. Except as otherwise agreed to in writing by the Note Holder, each of the Depositor, Originators, the Trust, the Servicer, the Sponsor and the Indenture Trustee hereby represents and warrants to the Collateral Agent that it is in compliance with all the terms and provisions set forth in the Existing Sale Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of their respective representations and warranties contained in Article III of the Existing Sale Agreement.

                  SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Sale Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture Trustee, the Collateral Agent, the Originators, the Subservicers and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ABFS BALAPOINTE, INC., as Depositor



                                    By:  /s/ Jeffrey M. Ruben
                                        ---------------------------------------
                                        Name:  Jeffrey M. Ruben
                                        Title:  Executive Vice President


                                    AMERICAN BUSINESS FINANCIAL
                                        SERVICES, INC., as the Sponsor



                                    By:  /s/ Jeffrey M. Ruben
                                        ---------------------------------------
                                        Name:  Jeffrey M. Ruben
                                        Title:  Executive Vice President


                                    HOMEAMERICAN CREDIT, INC. D/B/A
                                        UPLAND MORTGAGE, as an
                                        Originator and a Subservicer



                                    By:  /s/ Jeffrey M. Ruben
                                        ---------------------------------------
                                        Name:  Jeffrey M. Ruben
                                        Title:  Executive Vice President

                                    ABFS MORTGAGE LOAN WAREHOUSE
                                        TRUST 2003-1


                                    By: WILMINGTON TRUST COMPANY, not
                                        in its individual capacity but solely as
                                        Owner Trustee



                                    By: /s/ Mary Kay Pupillo
                                        ---------------------------------------
                                        Name:  Mary Kay Pupillo
                                        Title:  AssistantVice President


                                    AMERICAN BUSINESS CREDIT, INC., as an
                                        Originator and the Servicer



                                    By: /s/ Jeffrey M. Ruben
                                        ---------------------------------------
                                        Name:  Jeffrey M. Ruben
                                        Title:  Executive Vice President


                                    AMERICAN BUSINESS MORTGAGE
                                        SERVICES, INC., as an Originator and a
                                        Subservicer



                                    By: /s/ Jeffrey M. Ruben
                                        ---------------------------------------
                                        Name:  Jeffrey M. Ruben
                                        Title:  Executive Vice President

                                    JPMORGAN CHASE BANK, not in its
                                        individual capacity but
                                        solely as Indenture Trustee



                                    By: /s/ Melissa Wilman
                                        ---------------------------------------
                                        Name:  Melissa Wilman
                                        Title:  Vice President


                                    JPMORGAN CHASE BANK, not in its
                                        individual capacity but
                                        solely as Collateral Agent



                                    By: /s/ Michael W. Nicholson
                                        ---------------------------------------
                                        Name:  Michael W. Nicholson
                                        Title:  Senior Vice President


                                    Acknowledged and Agreed:
                                    ------------------------


                                    JPMORGAN CHASE BANK, as Note
                                        Purchaser, 100% Noteholder and Lender



                                    By: /s/ Michael W. Nicholson
                                        ---------------------------------------
                                        Name:  Michael W. Nicholson
                                        Title:  Senior Vice President